Performance Commentary | July 2024

For July 2024, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 2.24% and a net return of 2.21%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of 2.34% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data July be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	Its ongoing yield advantage. As of July 31, HIT’s portfolio yield was 5.23% versus 4.64% for the Benchmark, offering a yield advantage of 59 bps.
•	The portfolio’s underweight to Treasuries, the worst performing asset class in the Benchmark on an excess return basis during July. The HIT portfolio had a 3.2% allocation to the sector versus 43.5% in the Bloomberg Aggregate at month end.
•	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 92.2% of the HIT portfolio carried a government or GSE guarantee or was rated AA, compared to 72.8% for the Bloomberg Aggregate.

July 2024 Portfolio Commentary

•	Performance by GNMA REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 16 bps during the month. On July 31, 2024, the portfolio had an 11.2% allocation to GNMA REMICS while the Benchmark had none.
•	The HIT’s overweight position to adjustable-rate securities due to elevated short-term interest rates. The HIT ended July with an allocation of 11.4% while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Benchmark on an excess return basis. The HIT’s portfolio was underweight to the sector at month end, with a 15.3% allocation compared to 25.6% in the Bloomberg Aggregate.
•	The portfolio’s underweight to corporate bonds, the second best performing sector for the month on an excess return basis. The HIT does not invest in corporate bonds, whereas the sector comprised 24.4% of the Benchmark on July 31, 2024.
•	Performance by agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries widened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLC) widened by approximately 4, 4 and 5 bps, respectively. As of July 31, 2024, the HIT portfolio had an allocation of 26.1% to fixed-rate single-asset Fannie Mae DUS securities, 12.6% to PLCs and 5.0% to CLCs while the Benchmark had none.
•	The portfolio’s short relative duration versus the Benchmark during the month, as rates rallied across the curve. The 2-, 5-, 7-, 10-, and 30-year rates decreased by approximately 50, 46, 43, 37, and 26 bps, respectively.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

July 2024 Portfolio Commentary

Market Data

July 2024 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.19%	0	6.00
Agencies	1.61%	7	3.33
Single family agency MBS (RMBS)	2.64%	42	5.87
Corporates	2.38%	8	7.01
Commercial MBS (CMBS)	2.05%	7	4.25
Asset-backed securities (ABS)	1.36%	7	2.75
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/24	7/31/24	Change
1 Month	5.315%	5.366%	0.051%
3 Month	5.355%	5.284%	-0.071%
6 Month	5.322%	5.086%	-0.236%
1 Year	5.110%	4.745%	-0.365%
2 Year	4.753%	4.257%	-0.496%
3 Year	4.550%	4.057%	-0.493%
5 Year	4.377%	3.913%	-0.463%
7 Year	4.373%	3.945%	-0.428%
10 Year	4.396%	4.030%	-0.366%
20 Year	4.660%	4.385%	-0.274%
30 Year	4.558%	4.303%	-0.255%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors July view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and July obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

July 2024 Portfolio Commentary

Portfolio Data On July 31, 2024

Net Assets	$6,700.70 million
Portfolio Effective Duration	5.99 years	Convexity	0.192
Portfolio Average Coupon	3.70%	Maturity	10.05 years
Portfolio Yield to Worst[1]	5.23%	Portfolio Current Yield[1]	4.03%
Number of Holdings	932	Average Price[2]	91.48

Sector Allocations: [3]
Multifamily Investments	80.03%	CMBS – Agency Multifamily**	68.11%
Agency Single-Family MBS	15.63%	Agency Single-Family MBS	15.63%
U.S. Treasury	3.18%	U.S. Treasury Notes/Bonds	3.18%
Cash & Short-Term Securities	1.16%	State Housing Permanent Bonds	4.50%
		State Housing Construction Bonds	2.37%
		Direct Construction Loans	5.05%
		Cash & Short-Term Securities	1.16%
		**Includes multifamily MBS (61.37%) and MF Construction MBS (6.74%)

Quality Distribution: [3]
U.S. Government or Agency	87.80%
AAA	1.60%
AA	4.40%
A	0.00%
Not Rated	5.05%
Cash	1.16%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.16%	5-5.99 years	20.04%	0 – 1 year	4.43%
0-0.99 years	13.49%	6-6.99 years	13.24%	1 – 2.99 years	7.20%
1-1.99 years	3.68%	7-7.99 years	8.41%	3 – 4.99 years	17.98%
2-2.99 years	7.75%	8-8.99 years	2.47%	5 – 6.99 years	21.32%
3-3.99 years	9.40%	9-9.99 years	1.03%	7 – 9.99 years	38.23%
4-4.99 years	10.16%	Over 10 years	9.17%	10 – 19.99 years	8.18%
				Greater than 20 years	2.68%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

4